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Trust
Pass Through Certificates
Series 2000-4
Investor Number
52000091

Determination Date:    17-Oct-00
Remittance Date        23-Oct-00
Month End Date:        30-Sep-00

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
(a)  Class A-1 Distribution Amount                                                                 1,741,761.46
(b)  Class A-1 Distribution Principal                                                              1,461,811.46
                     Scheduled Payments of Principal                                298,315.85
                     Partial Prepayments                                            194,496.30
                     Scheduled Principal Balance Principal Prepayment in Full       887,202.64
                     Scheduled Principal Balance Liquidated Contracts                55,878.25
                     Scheduled Principal Balance Repurchases                         25,918.42

(c)  Class A-1 Interest Distribution                                                                 279,950.00
     Class A-1 Interest Shortfall                                                                          0.00

(d)  Class A-1 Remaining Certificate Balance                                                      58,538,188.54

(e)  Class A-2 Distribution Amount                                                                   694,665.80
(f)  Class A-2 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                      0.00
                     Partial Prepayments                                                  0.00
                     Scheduled Principal Balance Principal Prepayment in Full             0.00
                     Scheduled Principal Balance Liquidated Contracts                     0.00
                     Scheduled Principal Balance Repurchases                              0.00

(g)  Class A-2 Interest Distribution                                                                 694,665.80
     Class A-2 Interest Shortfall                                                                          0.00

(h)  Class A-2 Remaining Certificate Balance                                                     145,000,000.00

(I)  Class A-3 Distribution Amount                                                                   456,250.00
(j)  Class A-3 Distribution Principal                                                                      0.00
                     Scheduled Payments of Principal                                      0.00
                     Partial Prepayments                                                  0.00
                     Scheduled Principal Balance Principal Prepayment in Full             0.00
                     Scheduled Principal Balance Liquidated Contracts                     0.00
                     Scheduled Principal Balance Repurchases                              0.00
                     Holdover Amount                                                      0.00

(k)  Class A-3 Interest Distribution                                                                 456,250.00
     Class A-3 Interest Shortfall                                                                          0.00

(l)  Class A-3 Remaining Certificate Balance                                                     100,000,000.00

(m)  Class A-1 Pass Through Rate                                                                       6.718800%
     Class A-2 Pass Through Rate                                                                       6.898800%
     Class A-3 Pass Through Rate                                                                       6.570000%
     Class A-3 Holdover Amount                                                                             0.00

(n)  Monthly Servicing Fee                                                                           254,166.67
     Aggregate Monthly Servicing Fees Unpaid                                                               0.00
     Legal Expenses (Section 7.05)                                                                         0.00
                                                                                               -----------------
     Total Fees Due to Servicer                                                                      254,166.67
                                                                                               =================

(o)  Servicer Termination Event in effect?                                                                   NO

(p)  Delinquency                                           # of Contracts                        Prin. Balance
                                                           --------------                      -----------------


                     a)  Loans 31 to 59 days delinquent          79                                3,442,616.95
                     b)  Loans 60 to 89 days delinquent          21                                  773,185.01
                     c)  Loans delinquent 90 or more days         0                                        0.00
                                                           ---------------                     -----------------
                                                                100                                4,215,801.96
                                                           ===============                     =================

(q)  Repurchased Contracts                                     Number                          Repurchase Price
                                                           ---------------                     ----------------
     (see attached schedule)                         Total       1                                    25,918.42
                                               Repurchases
                                                           ===============                     =================

(r) Repossessions or Foreclosures                               Number                           Actual Balance
                                                           ---------------                     -----------------
                                                       BOP       0                                        $0.00
                                             Repossessions
                                                      Plus       8                                   291,981.31
                                             Repossessions
                                                this Month
                                                      Less      (1)                                 ($55,934.20)
                                              Liquidations
                                                           ---------------                     -----------------
                                                       EOP       7                                  $236,047.11
                                             Repossessions
                                                           ===============                     =================

(s)  Policy Claim Amount                                                                                   0.00

(t)  Monthly Advance                                                                                       0.00
     Outstanding Amount Advanced                                                                           0.00

(u)  Deposit to Spread Account                                                                             0.00

(v)  Amount Distributed to Class R Certificateholders                                               $352,409.26

(w)  Number of Manufactured Homes currently held due to repossession                                          7
     Principal balance of Manufactured Homes currently held                                          236,047.11

(x)  Pool Principal Balance as a percentage of Cutoff Date Pool Principal Balance                     99.520718%

(y)  Aggregate Deficiency Amounts                                                                          0.00
     Servicer Deficiency Amounts received                                                                  0.00

(z)  Additional Items
     Delinquency Ratio Trigger Calculation                                                                 1.38%
     Default Ratio Trigger Calculation                                                                     0.22%
     Cumulative Default Rate                                                                               0.02%
     Cumulative Net Loss Rate Trigger Calculation                                                          0.02%
     Net Loss Rate                                                                                         0.22%
     Spread Trigger percentage                                                                             0.24%

(aa) Funds received from 2000-5 Reserve Account                                                            0.00

(bb) The Swap Amount                                                                               3,419,992.94
     Amounts owed to the Swap Counterparty for reimbursements of previous payments                         0.00
     Has Swap Counterparty been replaced, modified or cancelled.                                             NO

(cc) Amounts received from the Hedge Counterparty                                                  1,402,152.78
     Amount paid to the Hedge Counterparty                                                         1,506,149.31
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